                                                                               .
                                                                               .
                                                                               .

EXHIBIT 8

SUBSIDIARIES OF THE COMPANY

The particulars of the Company's principal subsidiaries as of December 31, 2003 are as follows:

-----------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                        PLACE AND DATE OF ESTABLISHMENT/ OPERATION
-----------------------------------------------------------------------------------------------------------------
China Southern Airlines (Group)                                        PRC
    Zhuhai Helicopter Company Limited (a)                              August 31, 1983

-----------------------------------------------------------------------------------------------------------------
Guangxi Airlines                                                       PRC
    Company Limited (a)                                                April 28, 1994

-----------------------------------------------------------------------------------------------------------------
China Southern Airlines (Group) Shantou                                PRC
    Airlines Company Limited (a)                                       July 20, 1993

-----------------------------------------------------------------------------------------------------------------
Zhuhai Airlines                                                        PRC
    Company Limited (a)                                                May 8, 1995

-----------------------------------------------------------------------------------------------------------------
Xiamen Airlines                                                        PRC
    Company Limited (a)                                                August 11, 1984

-----------------------------------------------------------------------------------------------------------------
Guizhou Airlines                                                       PRC
    Company Limited (a)                                                November 12, 1991

-----------------------------------------------------------------------------------------------------------------
Guangzhou Nanland Air                                                  PRC
    Catering Company Limited (b)                                       November 21, 1989

-----------------------------------------------------------------------------------------------------------------
China Southern West Australian                                         Australia
    Flying College Pty Limited                                         January 26, 1971

-----------------------------------------------------------------------------------------------------------------
Guangzhou Baiyun International Logistic Company Ltd                    PRC
                                                                       July 23, 2002

-----------------------------------------------------------------------------------------------------------------
Guangzhou Aviation Hotel                                               PRC
                                                                       January 8, 1997

-----------------------------------------------------------------------------------------------------------------
Southern Airlines Advertising Company                                  PRC
                                                                       March 3, 1994

-----------------------------------------------------------------------------------------------------------------
Southern China International Aviation & Travel Services Company        PRC
                                                                       May 11, 1992

-----------------------------------------------------------------------------------------------------------------
CZ Flamingo Limited                                                    Cayman Islands
                                                                       December 8, 1993

-----------------------------------------------------------------------------------------------------------------
CZ Skylark Limited                                                     Cayman Islands
                                                                       November 17, 1993

-----------------------------------------------------------------------------------------------------------------
CZ Kapok Limited                                                       Cayman Islands
                                                                       October 26, 1993

-----------------------------------------------------------------------------------------------------------------


                                     E-8-1

-----------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                        PLACE AND DATE OF ESTABLISHMENT/ OPERATION
-----------------------------------------------------------------------------------------------------------------
CSA-I Limited                                                          Cayman Islands
                                                                       September 1, 1993

-----------------------------------------------------------------------------------------------------------------
CZ93B Limited                                                          Cayman Islands
                                                                       May 11, 1993

-----------------------------------------------------------------------------------------------------------------
CZ97A Limited                                                          Cayman Islands
                                                                       January 2, 1997

-----------------------------------------------------------------------------------------------------------------
Zhong Yuan 99A Limited                                                 Cayman Islands
                                                                       February 15, 1999

-----------------------------------------------------------------------------------------------------------------
CXA92A Limited                                                         Cayman Islands
                                                                       August 3, 1992

-----------------------------------------------------------------------------------------------------------------
CXA93A Limited                                                         Cayman Islands
                                                                       July 1, 1993

-----------------------------------------------------------------------------------------------------------------
CXA95B Limited                                                         Cayman Islands
                                                                       July 7, 1995

-----------------------------------------------------------------------------------------------------------------
CXA95C Limited                                                         Cayman Islands
                                                                       October 16, 1995

-----------------------------------------------------------------------------------------------------------------
CXA98A Limited                                                         Cayman Islands
                                                                       March 20, 1998

-----------------------------------------------------------------------------------------------------------------
Xiamen Aviation Property                                               PRC
    Development Company (a)                                            June 22, 1993

-----------------------------------------------------------------------------------------------------------------
Xiamen Aviation Advertising                                            PRC
    Company Limited (a)                                                December 17, 1992

-----------------------------------------------------------------------------------------------------------------
Xiamen Aviation                                                        PRC
    Supplies Limited (a)                                               July 30, 1997

-----------------------------------------------------------------------------------------------------------------
Xiamen Aviation Development                                            PRC
    Company Limited (a)                                                February 18, 1998

-----------------------------------------------------------------------------------------------------------------
Bai Lu Finance Limited                                                 Hong Kong
                                                                       February 22, 1996

-----------------------------------------------------------------------------------------------------------------
Xiamen Air Holidays Limited                                            Hong Kong
                                                                       April 28, 1994

-----------------------------------------------------------------------------------------------------------------
Xiamen Macau Holidays Limited                                          Macau
                                                                       May 11, 1995

-----------------------------------------------------------------------------------------------------------------

                                     E-8-2

-----------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                        PLACE AND DATE OF ESTABLISHMENT/ OPERATION
-----------------------------------------------------------------------------------------------------------------
Shantou Hua Kang Air Catering                                          PRC
    Company Ltd (a)                                                    June 22, 1994

(a) These subsidiaries are PRC limited companies.

(b) These subsidiaries are Sino-foreign equity joint venture companies.

                                     E-8-3